                                                                    EXHIBIT 10.8
                        FIRSTWORLD COMMUNICATIONS, INC.

                     AMENDMENT TO INVESTOR RIGHTS AGREEMENT
                      AND WAIVER OF RIGHT OF FIRST REFUSAL


     This AMENDMENT TO INVESTOR RIGHTS AGREEMENT AND WAIVER OF RIGHT OF FIRST REFUSAL (the "Amendment and Waiver"), effective as of December 2, 1999, is entered into by and among FirstWorld Communication, Inc. (the "Company"), Colorado Spectra 1, LLC, Colorado Spectra 2, LLC, Colorado Spectra 3, LLC (collectively, the "Original Spectra Entities"), Colorado Spectra 4, LLC, ("Spectra 4" and, together with the Original Spectra Entities, the "Spectra Entities"), Sundance Assets, L.P., as successor in interest to Enron Capital & Trade Resources Corp. ("Sundance") and Sheldon S. Ohringer:

     WHEREAS, the Company and Spectra 4 have proposed to enter into a certain Equity Investment Agreement pursuant to which the Company may require Spectra 4 to purchase up to $50.0 million of the Company's Series B Common Stock, $.0001 par value per share (the "Shares") at a purchase price per share of $7.50 (the "Offering");

     WHEREAS, the right of first refusal set forth in Section 4 of that certain Amended and Restated Investor Rights Agreement, dated as of April 13, 1998, as amended (the "Rights Agreement") among the Company and the Investors, as that term is defined in the Rights Agreement, may be waived, on behalf of each and every Eligible Holder, as that term is defined in Section 4.1 of the Rights Agreement, and as amended by that certain First Amendment to the Investor Rights Agreement dated as of September 28, 1998 entered into by and among the Company, Enron Capital and Trade Resources Corp., and the Original Spectra Entities, pursuant to Section 5.5(b) of the Rights Agreement, with the written consent of the Company, the Spectra Entities, Sundance and the holders of not less than a majority of the then outstanding Registrable Securities, as that term is defined in the Rights Agreement (the "Requisite Holders");

     WHEREAS, as a condition to consummating the transactions contemplated by the Equity Investment Agreement, Spectra 4 shall require that the Company extend to it all registration rights, information and other rights as set forth in the Rights Agreement, and the Company and the parties to the Rights Agreement are willing to amend the Rights Agreement to allow Spectra 4 to have the same rights given to them pursuant to the Rights Agreement with regard to the Shares;

     WHEREAS, the Rights Agreement may be amended or modified only upon the written consent of the Requisite Holders; and

     WHEREAS, the undersigned constitute the Requisite Holders and, together with Sheldon S. Ohringer, constitute the Eligible Holders.

     NOW, THEREFORE, in order to induce Spectra 4 to purchase the Shares and to allow the Company to enter into the Equity Investment Agreement and to offer the Shares in the Offering:

1. The undersigned hereby waive, on behalf of all Eligible Holders and any other persons or entities claiming by or through such Eligible Holders, any application, in connection with the Offering, of the right of first refusal set forth in the Rights Agreement, and further waive, only with respect to the Offering, compliance by the Company with all provisions of the rights of first refusal, including the notice provisions.

2.  The undersigned hereby amend the Rights Agreement as follows:

       Spectra 4 is added as a party to the Rights Agreement

       Spectra 4 is added as an "Investor" under the Rights Agreement as such term is defined therein.

       Spectra 4 is added as a "Sturm Entity" under the Rights Agreement as such term is defined therein.

       The definition of "Demand Shares" is hereby be amended to read, in its entirety:

          "'Demand Shares' means Registrable Securities which are (i) Series C Conversion Shares, (ii) Common Warrant Shares, (iii) Series A Conversion Shares, (iv) New Equityholder Warrant Shares, (v) shares of Series B Common Stock purchased by Spectra 3 or Enron pursuant to
          Section 1.c of the Common Stock Purchase Agreement dated as of December 30, 1997, as amended, by and among the Company and the New Equityholders, and (vi) shares of Series B Common Stock purchased by Colorado Spectra 4, LLC, pursuant to the Equity Investment Agreement, dated as of December 2, 1999, by and among the Company and Colorado Spectra 4, LLC."

       The first sentence of the definition of "Registrable Securities" is hereby amended to read, in its entirety:

          "'Registrable Securities' means (i) the Common Warrant Shares, (ii) the Financial Advisor Warrant Shares, (iii) the New Warrant Shares,
          (iv) Series B Conversion Shares, (v) Series C Conversion Shares, (vi) Series A Conversion Shares, (vii) shares of Series B Common Stock issued or issuable upon exercise of the New Equityholder Warrants,
          (viii) any shares of Series B Common Stock Purchased by Spectra 3 or Enron pursuant to Section 1.c of the Common Stock Purchase Agreement dated as of December 30, 1997, (ix) shares of Series B Common Stock purchased by Colorado Spectra 4, LLC, pursuant to the Equity Investment Agreement, dated as of December 2, 1999, by and among the Company and Colorado Spectra 4, LLC, and (x) any shares of Series B Common Stock of the Company issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such above-described securities."
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     Except as modified by this Amendment and Waiver, the Amended and Restated
Investor Rights Agreement, as previously amended, shall continue in full force and effect in accordance with its terms.

3. This Amendment and Waiver may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment and Waiver of Right of First Refusal effective as of the date first written above:

FIRSTWORLD COMMUNICATIONS, INC.

By: /s/ Sheldon S. Ohringer
   -----------------------------
   Sheldon S. Ohringer                      COLORADO SPECTRA 1, LLC
   President and Chief Executive Officer
                                            By: /s/ Donald L. Sturm
                                                --------------------------------
                                                   Chairman and Chief
                                            Title: Executive Officer
                                                   -----------------------------

                                            COLORADO SPECTRA 2, LLC

                                            By: /s/ Donald L. Sturm
                                                --------------------------------
                                                   Chairman and Chief
                                            Title: Executive Officer
                                                   ----------------------------

                                            COLORADO SPECTRA 3, LLC

                                            By: /s/ Donald L. Sturm
                                                --------------------------------
                                                   Chairman and Chief
                                            Title: Executive Officer
                                                   -----------------------------

                                            SUNDANCE ASSETS, L.P.

                                            By: /s/ Stephen R. Horn
                                                --------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                            /s/ Sheldon S. Ohringer
                                            ------------------------------------
                                            Sheldon S. Ohringer


                                            COLORADO SPECTRA 4, LLC

                                            By: /s/ Donald L. Sturm
                                                --------------------------------
                                                   Chairman and Chief
                                            Title: Executive Officer
                                                   -----------------------------